Exhibit 99

Chemed Reports Second-Quarter 2014 Results

CINCINNATI--(BUSINESS WIRE)--July 23, 2014--Chemed Corporation (Chemed) (NYSE:CHE), which operates VITAS Healthcare Corporation (VITAS), the nation’s largest provider of end-of-life care, and Roto-Rooter, the nation’s largest commercial and residential plumbing and drain cleaning services provider, reported financial results for its second quarter ended June 30, 2014, versus the comparable prior-year period, as follows:

Consolidated operating results:

  Revenue increased 0.8% to $360 million
  GAAP Diluted EPS increased 76.6% to $1.36
  Adjusted Diluted EPS increased 4.2% to $1.50

VITAS segment operating results:

  Net Patient Revenue of $264 million, an increase of 0.2%
  Average Daily Census (ADC) of 14,536, a decrease of 1.0%
  Admissions of 15,771, an increase of 0.3%
  Net Income, including litigation costs, of $20.9 million, an increase of 2.0%
  Adjusted EBITDA of $37.5 million, a decrease of 0.5%
  Adjusted EBITDA margin of 14.2%, a decrease of 10 basis points

Roto-Rooter segment operating results:

  Revenue of $96.2 million, an increase of 2.7%
  Net Income of $10.7 million
  Adjusted EBITDA of $19.1 million, an increase of 0.9%
  Adjusted EBITDA margin of 19.8%, a decrease of 35 basis points

VITAS

Net revenue for VITAS was $264 million in the second quarter of 2014, which is an increase of $0.5 million, or 0.2%, when compared to the prior-year period. This revenue increase consists of a Medicare reimbursement rate increase of 1.4%, offset by a 1.0% decline in average daily census.

In the second quarter of 2014, VITAS recorded $0.1 million in estimated Medicare Cap billing limitations. VITAS has 38 unique Medicare provider numbers. At June 30, 2014, VITAS had two programs with an estimated 2014 Medicare Cap billing limitation.

Of the 36 remaining Medicare provider numbers, 33 provider numbers have a Medicare Cap cushion of 10% or greater for the 2014 Medicare Cap period; two provider numbers have a Medicare Cap cushion of 5% to 10%; and one provider number has a cap cushion between 0% and 5%. VITAS generated an aggregate cap cushion of $248 million during the trailing twelve-month period.

Average revenue per patient per day in the quarter, excluding the impact of Medicare Cap, was $199.70, which is 0.9% above the prior-year period. Routine home care reimbursement and high acuity care averaged $162.71 and $699.97, respectively. During the quarter, high acuity days of care were 6.9% of total days of care, 4 basis points below the prior-year quarter.

The second quarter of 2014 gross margin, excluding the impact of Medicare Cap, was 22.1%, which is a 9 basis point decline when compared to the second quarter of 2013.

Selling, general and administrative expense was $21.0 million in the second quarter of 2014, which is a decrease of 0.3% when compared to the prior-year quarter. Adjusted EBITDA, excluding Medicare Cap, totaled $37.6 million in the quarter, a decrease of 2.4% over the prior-year period. Adjusted EBITDA margin, excluding the impact from Medicare Cap, was 14.2% in the quarter which is 33 basis points below the prior-year period.

Roto-Rooter

Roto-Rooter’s plumbing and drain cleaning business generated sales of $96.2 million for the second quarter of 2014, an increase of 2.7% over the prior-year quarter.

Roto-Rooter’s gross margin in the quarter was 46.8%, a 29 basis point decline when compared to the second quarter of 2013. Adjusted EBITDA in the second quarter of 2014 totaled $19.1 million, an increase of 0.9%, and the Adjusted EBITDA margin was 19.8% in the quarter, a decrease of 35 basis points.

Chemed Consolidated

As of June 30, 2014, Chemed had total cash and cash equivalents of $28 million and debt of $160 million.

In June 2014 Chemed entered into a five-year Amended and Restated Credit Agreement that consists of a $100 million amortizable term loan and a $350 million revolving credit facility. The interest rate on this facility has a floating rate that is currently LIBOR plus 125 basis points. At June 30, 2014, the Company had approximately $253 million of undrawn borrowing capacity under this credit agreement.

Capital expenditures through June 30, 2014, aggregated $19.5 million and compares to depreciation and amortization during the same period of $16.2 million.

The Company repurchased $25.5 million of Chemed stock during the quarter. This equates to 300,000 of Chemed shares repurchased at an average cost of $85.04 Chemed currently has $63.3 million of authorization remaining under this share repurchase plan.

Guidance for 2014

VITAS revenue growth was constrained in the first half of 2014. This is primarily the result of the 2.0% Medicare rate cut implemented in the second quarter of 2013 as well as mix shift from high acuity care to routine home care. These factors negatively impacted revenue comparisons in the first half of 2014.

Full-year 2014 revenue growth for VITAS, prior to Medicare Cap, is estimated to be in the range of 1% to 2%. Admissions in 2014 are estimated to increase 2% and full-year Adjusted EBITDA margin, prior to Medicare Cap, is estimated to be 14.5% to 15.0%. Medicare Cap is estimated to be $3.7 million in 2014.

Roto-Rooter is forecasted to achieve full-year 2014 revenue growth of 3% to 4%. This revenue estimate is based upon increased job pricing of approximately 2.0%. Adjusted EBITDA margin for 2014 is estimated in the range of 19.5% to 20.0%.

Management estimates that full-year 2014 earnings per diluted share, excluding non-cash expense for stock options, the non-cash interest expense related to the accounting for convertible debt, litigation and other discrete items, will be in the range of $5.90 to $6.10. This compares to Chemed’s 2013 reported adjusted earnings per diluted share of $5.62.

Conference Call

Chemed will host a conference call and webcast at 10 a.m., ET, on Thursday, July 24th, 2014, to discuss the Company's quarterly results and to provide an update on its business. The dial-in number for the conference call is (800) 901-5213 for U.S. and Canadian participants and (617) 786-2962 for international participants. The participant passcode is 55015302. A live webcast of the call can be accessed on Chemed's website at www.chemed.com by clicking on Investor Relations Home.

A taped replay of the conference call will be available beginning approximately 24 hours after the call's conclusion. It can be accessed by dialing (888) 286-8010 for U.S. and Canadian callers and (617) 801-6888 for international callers and will be available for one week following the live call. The replay passcode is 85516221. An archived webcast will also be available at www.chemed.com.

Chemed Corporation operates in the healthcare field through its VITAS Healthcare Corporation subsidiary. VITAS provides daily hospice services to over 14,000 patients with severe, life-limiting illnesses. This type of care is focused on making the terminally ill patient's final days as comfortable and pain-free as possible.

Chemed operates in the residential and commercial plumbing and drain cleaning industry under the brand name Roto-Rooter. Roto-Rooter provides plumbing and drain service through company-owned branches, independent contractors and franchisees in the United States and Canada. Roto-Rooter also has licensed master franchisees in Indonesia, Singapore, Japan, and the Philippines.

This press release contains information about Chemed’s EBITDA, Adjusted EBITDA and Adjusted Diluted EPS, which are not measures derived in accordance with GAAP and which exclude components that are important to understanding Chemed’s financial performance. In reporting its operating results, Chemed provides EBITDA, Adjusted EBITDA and Adjusted Diluted EPS measures to help investors and others evaluate the Company’s operating results, compare its operating performance with that of similar companies that have different capital structures and evaluate its ability to meet its future debt service, capital expenditures and working capital requirements. Chemed’s management similarly uses EBITDA, Adjusted EBITDA and Adjusted Diluted EPS to assist it in evaluating the performance of the Company across fiscal periods and in assessing how its performance compares to its peer companies. These measures also help Chemed’s management to estimate the resources required to meet Chemed’s future financial obligations and expenditures. Chemed’s EBITDA, Adjusted EBITDA and Adjusted Diluted EPS should not be considered in isolation or as a substitute for comparable measures calculated and presented in accordance with GAAP. We calculated Adjusted EBITDA Margin by dividing Adjusted EBITDA by service revenue and sales. A reconciliation of Chemed’s net income to its EBITDA, Adjusted EBITDA and Adjusted Diluted EPS is presented in the tables following the text of this press release.

Forward-Looking Statements

Certain statements contained in this press release and the accompanying tables are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. The words "believe," "expect," "hope," "anticipate," "plan" and similar expressions identify forward-looking statements, which speak only as of the date the statement was made. Chemed does not undertake and specifically disclaims any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These statements are based on current expectations and assumptions and involve various risks and uncertainties, which could cause Chemed's actual results to differ from those expressed in such forward-looking statements. These risks and uncertainties arise from, among other things, possible changes in regulations governing the hospice care or plumbing and drain cleaning industries; periodic changes in reimbursement levels and procedures under Medicare and Medicaid programs; difficulties predicting patient length of stay and estimating potential Medicare reimbursement obligations; challenges inherent in Chemed's growth strategy; the current shortage of qualified nurses, other healthcare professionals and licensed plumbing and drain cleaning technicians; Chemed’s dependence on patient referral sources; and other factors detailed under the caption "Description of Business by Segment" or "Risk Factors" in Chemed’s most recent report on form 10-Q or 10-K and its other filings with the Securities and Exchange Commission. You are cautioned not to place undue reliance on such forward-looking statements and there are no assurances that the matters contained in such statements will be achieved.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATED STATEMENT OF INCOME
(in thousands, except per share data)(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2014	2013	2014	2013
Service revenues and sales	$360,182	$357,198	$718,482	$723,839
Cost of services provided and goods sold	257,007	255,359	514,826	519,666
Selling, general and administrative expenses (aa)	53,649	53,107	109,320	108,667
Depreciation	7,272	6,899	14,421	13,694
Amortization	735	1,181	1,744	2,308
Other operating expenses (bb)	-	14,760	-	14,760
Total costs and expenses	318,663	331,306	640,311	659,095
Income from operations	41,519	25,892	78,171	64,744
Interest expense	(2,429)	(3,697)	(6,244)	(7,791)
Other income--net (cc)	756	1,696	1,572	3,402
Income before income taxes	39,846	23,891	73,499	60,355
Income taxes	(15,483)	(9,283)	(28,562)	(23,469)
Net income	$24,363	$14,608	$44,937	$36,886

Earnings Per Share
Net income	$1.41	$0.79	$2.59	$1.99
Average number of shares outstanding	17,236	18,606	17,374	18,564

Diluted Earnings Per Share
Net income	$1.36	$0.77	$2.48	$1.94
Average number of shares outstanding	17,880	18,966	18,097	18,980

(aa)	Selling, general and administrative ("SG&A") expenses comprise (in thousands):

	Three Months Ended June 30,		Six Months Ended June 30,
	2014	2013	2014	2013

SG&A expenses before long-term incentive compensation and the impact of market gains related to deferred compensation plans	$52,386	$51,550	$106,522	$105,026
Market value gains related to deferred compensation plans (cc)	650	1,063	1,812	2,535
Long-term incentive compensation	613	494	986	1,106
Total SG&A expenses	$53,649	$53,107	$109,320	$108,667

(bb)	Other operating expenses comprise a litigation settlement in June 2013.

(cc)	Other income--net comprises (in thousands):
	Three Months Ended June 30,		Six Months Ended June 30,
	2014	2013	2014	2013
Market value gains related to deferred compensation plans	$650	$1,063	$1,812	$2,535
Loss on disposal of property and equipment	(48)	(1)	(326)	(79)
Interest income	58	670	8	973
Other	96	(36)	78	(27)
Total other income--net	$756	$1,696	$1,572	$3,402

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATED BALANCE SHEET
(in thousands, except per share data)(unaudited)

	June 30,
	2014	2013
Assets
Current assets
Cash and cash equivalents	$27,913	$113,047
Accounts receivable less allowances	92,152	76,356
Inventories	6,856	6,156
Current deferred income taxes	13,459	19,322
Prepaid income taxes	4,001	4,911
Prepaid expenses	21,119	13,518
Total current assets	165,500	233,310
Investments of deferred compensation plans held in trust	47,314	40,583
Properties and equipment, at cost less accumulated depreciation	97,206	90,229
Identifiable intangible assets less accumulated amortization	56,288	57,348
Goodwill	466,867	466,271
Other assets	8,420	11,137
Total Assets	$841,595	$898,878

Liabilities
Current liabilities
Accounts payable	$35,013	$35,921
Current portion of long-term debt	5,000	179,154
Income taxes	6,029	4,561
Accrued insurance	40,164	42,616
Accrued compensation	42,527	42,156
Accrued legal	7,429	16,209
Other current liabilities	20,511	17,631
Total current liabilities	156,673	338,248
Deferred income taxes	27,270	27,981
Long-term debt	155,000	-
Deferred compensation liabilities	46,917	39,660
Other liabilities	11,251	11,702
Total Liabilities	397,111	417,591

Stockholders' Equity
Capital stock	32,980	32,075
Paid-in capital	511,794	466,980
Retained earnings	724,295	653,146
Treasury stock, at cost	(826,802)	(673,008)
Deferred compensation payable in Company stock	2,217	2,094
Total Stockholders' Equity	444,484	481,287
Total Liabilities and Stockholders' Equity	$841,595	$898,878

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATED STATEMENT OF CASH FLOWS
(in thousands)(unaudited)

	Six Months Ended June 30,
	2014	2013
Cash Flows from Operating Activities
Net income	$44,937	$36,886
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	16,165	16,002
Provision for uncollectible accounts receivable	6,449	5,432
Provision for deferred income taxes	6,180	(5,375)
Amortization of discount on convertible notes	3,392	4,264
Stock option expense	2,453	3,103
Noncash long-term incentive compensation	986	1,106
Amortization of debt issuance costs	564	1,097
Changes in operating assets and liabilities, excluding amounts acquired in business combinations:
Decrease/(increase) in accounts receivable	(6,782)	11,745
Decrease/(increase) in inventories	(153)	902
Increase in prepaid expenses	(3,301)	(2,017)
Increase/(decrease) in accounts payable and other current liabilities	(33,584)	14,721
Increase/(decrease) in income taxes	7,224	(409)
Increase in other assets	(2,748)	(4,914)
Increase in other liabilities	4,644	4,401
Excess tax benefit on share-based compensation	(1,866)	(2,478)
Other sources	553	200
Net cash provided by operating activities	45,113	84,666
Cash Flows from Investing Activities
Capital expenditures	(19,454)	(12,200)
Business combinations, net of cash acquired	(250)	(1,501)
Other sources	192	101
Net cash used by investing activities	(19,512)	(13,600)
Cash Flows from Financing Activities
Repayment of convertible notes	(186,956)	-
Proceeds from issuance of term loan	100,000	-
Net increase in revolving line of credit	60,000	-
Purchases of treasury stock	(58,493)	(18,448)
Proceeds from exercise of stock options	16,092	12,558
Dividends paid	(6,757)	(6,775)
Capital stock surrendered to pay taxes on stock-based compensation	(3,543)	(4,269)
Retirement of warrants	(2,645)	-
Excess tax benefit on share-based compensation	1,866	2,478
Debt issuances costs	(939)	(1,104)
Decrease in cash overdrafts payable	(479)	(11,608)
Other uses	(252)	(382)
Net cash used by financing activities	(82,106)	(27,550)
Increase/(Decrease) in Cash and Cash Equivalents	(56,505)	43,516
Cash and cash equivalents at beginning of year	84,418	69,531
Cash and cash equivalents at end of period	$27,913	$113,047

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATING STATEMENT OF INCOME
FOR THE THREE MONTHS ENDED JUNE 30, 2014 AND 2013
(in thousands)(unaudited)

				Chemed
	VITAS	Roto-Rooter	Corporate	Consolidated
2014
Service revenues and sales	$264,026	$96,156	$-	$360,182
Cost of services provided and goods sold	205,818	51,189	-	257,007
Selling, general and administrative expenses (a)	21,002	25,705	6,942	53,649
Depreciation	4,564	2,561	147	7,272
Amortization	205	137	393	735
Total costs and expenses	231,589	79,592	7,482	318,663
Income/(loss) from operations	32,437	16,564	(7,482)	41,519
Interest expense (a)	(57)	(111)	(2,261)	(2,429)
Intercompany interest income/(expense)	1,517	680	(2,197)	-
Other income/(expense)—net	(95)	198	653	756
Income/(loss) before income taxes	33,802	17,331	(11,287)	39,846
Income taxes (a)	(12,910)	(6,612)	4,039	(15,483)
Net income/(loss)	$20,892	$10,719	$(7,248)	$24,363

2013
Service revenues and sales	$263,568	$93,630	$-	$357,198
Cost of services provided and goods sold	205,788	49,571	-	255,359
Selling, general and administrative expenses (b)	21,063	25,230	6,814	53,107
Depreciation	4,520	2,246	133	6,899
Amortization	536	149	496	1,181
Other operating expenses (b)	-	14,760	-	14,760
Total costs and expenses	231,907	91,956	7,443	331,306
Income/(loss) from operations	31,661	1,674	(7,443)	25,892
Interest expense (b)	(51)	(97)	(3,549)	(3,697)
Intercompany interest income/(expense)	866	436	(1,302)	-
Other income/(expense)—net	585	34	1,077	1,696
Income/(loss) before income taxes	33,061	2,047	(11,217)	23,891
Income taxes (b)	(12,576)	(633)	3,926	(9,283)
Net income/(loss)	$20,485	$1,414	$(7,291)	$14,608

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATING STATEMENT OF INCOME
FOR THE SIX MONTHS ENDED JUNE 30, 2014 AND 2013
(in thousands)(unaudited)

				Chemed
	VITAS	Roto-Rooter	Corporate	Consolidated
2014
Service revenues and sales	$524,438	$194,044	$-	$718,482
Cost of services provided and goods sold	411,210	103,616	-	514,826
Selling, general and administrative expenses (a)	42,716	52,887	13,717	109,320
Depreciation	9,178	4,961	282	14,421
Amortization	624	282	838	1,744
Total costs and expenses	463,728	161,746	14,837	640,311
Income/(loss) from operations	60,710	32,298	(14,837)	78,171
Interest expense (a)	(112)	(208)	(5,924)	(6,244)
Intercompany interest income/(expense)	2,860	1,330	(4,190)	-
Other income/(expense)—net	(388)	139	1,821	1,572
Income/(loss) before income taxes	63,070	33,559	(23,130)	73,499
Income taxes (a)	(24,019)	(12,808)	8,265	(28,562)
Net income/(loss)	$39,051	$20,751	$(14,865)	$44,937

2013
Service revenues and sales	$534,895	$188,944	$-	$723,839
Cost of services provided and goods sold	418,949	100,717	-	519,666
Selling, general and administrative expenses (c)	42,667	51,892	14,108	108,667
Depreciation	9,033	4,394	267	13,694
Amortization	1,026	303	979	2,308
Other operating expenses (c)	-	14,760	-	14,760
Total costs and expenses	471,675	172,066	15,354	659,095
Income/(loss) from operations	63,220	16,878	(15,354)	64,744
Interest expense (c)	(97)	(156)	(7,538)	(7,791)
Intercompany interest income/(expense)	1,709	864	(2,573)	-
Other income/(expense)—net	805	34	2,563	3,402
Income/(loss) before income taxes	65,637	17,620	(22,902)	60,355
Income taxes (c)	(25,009)	(6,582)	8,122	(23,469)
Net income/(loss)	$40,628	$11,038	$(14,780)	$36,886

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATING SUMMARY OF EBITDA
FOR THE THREE MONTHS ENDED JUNE 30, 2014 AND 2013
(in thousands)(unaudited)

				Chemed
	VITAS	Roto-Rooter	Corporate	Consolidated
2014
Net income/(loss)	$20,892	$10,719	$(7,248)	$24,363
Add/(deduct):
Interest expense	57	111	2,261	2,429
Income taxes	12,910	6,612	(4,039)	15,483
Depreciation	4,564	2,561	147	7,272
Amortization	205	137	393	735
EBITDA	38,628	20,140	(8,486)	50,282
Add/(deduct):
Intercompany interest expense/(income)	(1,517)	(680)	2,197	-
Interest income	(43)	(12)	(3)	(58)
Expenses related to OIG investigation	410	-	-	410
Advertising cost adjustment (c)	-	(399)	-	(399)
Expenses related to litigation settlements	-	32	-	32
Stock option expense	-	-	1,144	1,144
Long-term incentive compensation	-	-	613	613
Expenses related to securities litigation	-	-	189	189
Adjusted EBITDA	$37,478	$19,081	$(4,346)	$52,213

2013
Net income/(loss)	$20,485	$1,414	$(7,291)	$14,608
Add/(deduct):
Interest expense	51	97	3,549	3,697
Income taxes	12,576	633	(3,926)	9,283
Depreciation	4,520	2,246	133	6,899
Amortization	536	149	496	1,181
EBITDA	38,168	4,539	(7,039)	35,668
Add/(deduct):
Intercompany interest expense/(income)	(866)	(436)	1,302	-
Interest income	(642)	(14)	(14)	(670)
Expenses related to OIG investigation	996	-	-	996
Acquisition expenses	19	1	-	20
Litigation settlement	-	14,760	-	14,760
Expenses related to litigation settlements	-	567	-	567
Advertising cost adjustment (c)	-	(505)	-	(505)
Stock option expense	-	-	1,612	1,612
Long-term incentive compensation	-	-	494	494
Expenses related to securities litigation	-	-	1	1
Adjusted EBITDA	$37,675	$18,912	$(3,644)	$52,943

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATING SUMMARY OF EBITDA
FOR THE SIX MONTHS ENDED JUNE 30, 2014 AND 2013
(in thousands)(unaudited)

				Chemed
	VITAS	Roto-Rooter	Corporate	Consolidated
2014
Net income/(loss)	$39,051	$20,751	$(14,865)	$44,937
Add/(deduct):
Interest expense	112	208	5,924	6,244
Income taxes	24,019	12,808	(8,265)	28,562
Depreciation	9,178	4,961	282	14,421
Amortization	624	282	838	1,744
EBITDA	72,984	39,010	(16,086)	95,908
Add/(deduct):
Intercompany interest expense/(income)	(2,860)	(1,330)	4,190	-
Interest income	20	(19)	(9)	(8)
Expenses related to OIG investigation	1,158	-	-	1,158
Expenses related to litigation settlements	113	225	-	338
Acquisition expenses	1	-	-	1
Advertising cost adjustment (d)	-	(1,140)	-	(1,140)
Stock option expense	-	-	2,453	2,453
Long-term incentive compensation	-	-	986	986
Expenses related to securities litigation	-	-	189	189
Adjusted EBITDA	$71,416	$36,746	$(8,277)	$99,885

2013
Net income/(loss)	$40,628	$11,038	$(14,780)	$36,886
Add/(deduct):
Interest expense	97	156	7,538	7,791
Income taxes	25,009	6,582	(8,122)	23,469
Depreciation	9,033	4,394	267	13,694
Amortization	1,026	303	979	2,308
EBITDA	75,793	22,473	(14,118)	84,148
Add/(deduct):
Intercompany interest expense/(income)	(1,709)	(864)	2,573	-
Interest income	(888)	(56)	(29)	(973)
Expenses related to OIG investigation	2,035	-	-	2,035
Acquisition expenses	20	1	-	21
Litigation settlement	-	14,760	-	14,760
Expenses related to litigation settlements	-	708	-	708
Advertising cost adjustment (d)	-	(974)	-	(974)
Cost of severance arrangements	-	302	-	302
Stock option expense	-	-	3,103	3,103
Long-term incentive compensation	-	-	1,106	1,106
Expenses related to securities litigation	-	-	3	3
Adjusted EBITDA	$75,251	$36,350	$(7,362)	$104,239

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
RECONCILIATION OF ADJUSTED NET INCOME
(in thousands, except per share data)(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2014	2013	2014	2013
Net income as reported	$24,363	$14,608	$44,937	$36,886

Add/(deduct) after-tax cost of:
Stock option expense	722	1,020	1,544	1,963
Additional interest expense resulting from the change in accounting for the conversion feature of the convertible notes	714	1,348	2,143	2,671
Long-term incentive compensation	388	313	624	700
Expenses of OIG investigation	254	618	718	1,262
Expenses related to securities litigation	119	1	119	2
Expenses related to litigation settlements	20	344	207	430
Litigation settlement	-	8,967	-	8,967
Acquisition expenses	-	13	1	13
Loss on extinguishment of debt	-	-	-	294
Severance arrangements	-	-	-	184

Adjusted net income	$26,580	$27,232	$50,293	$53,372

Diluted Earnings Per Share As Reported
Net income	$1.36	$0.77	$2.48	$1.94
Average number of shares outstanding	17,880	18,966	18,097	18,980

Adjusted Diluted Earnings Per Share
Adjusted net income	$1.50	$1.44	$2.81	$2.81
Adjusted average number of shares outstanding (e)	17,759	18,966	17,895	18,980

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
OPERATING STATISTICS FOR VITAS SEGMENT
FOR THE THREE AND SIX MONTHS ENDED JUNE 30, 2014 AND 2013
(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
OPERATING STATISTICS	2014	2013	2014	2013
Net revenue ($000) (f)
Homecare	$200,418	$200,273	$395,815	$396,934
Inpatient	26,032	25,889	52,025	54,357
Continuous care	37,719	38,261	75,894	83,586
Total before Medicare cap allowance	$264,169	$264,423	$523,734	$534,877
Medicare cap allowance	(143)	(855)	704	18
Total	$264,026	$263,568	$524,438	$534,895
Net revenue as a percent of total before Medicare cap allowance
Homecare	75.9%	75.7%	75.6%	74.2%
Inpatient	9.8	9.8	9.9	10.2
Continuous care	14.3	14.5	14.5	15.6
Total before Medicare cap allowance	100.0	100.0	100.0	100.0
Medicare cap allowance	(0.1)	(0.3)	0.1	-
Total	99.9%	99.7%	100.1%	100.0%
Average daily census ("ADC") (days)
Homecare	10,546	10,719	10,511	10,538
Nursing home	2,989	2,943	2,909	2,936
Routine homecare	13,535	13,662	13,420	13,474
Inpatient	433	434	435	451
Continuous care	568	583	572	631
Total	14,536	14,679	14,427	14,556

Total Admissions	15,771	15,721	32,124	32,858
Total Discharges	15,673	15,763	31,678	32,622
Average length of stay (days)	82.4	84.8	81.7	80.9
Median length of stay (days)	16.0	16.0	15.0	14.0
ADC by major diagnosis
Neurological	41.2%	35.5%	40.9%	35.1%
Cancer	17.3	16.9	17.4	16.9
Cardio	15.7	12.5	15.4	12.0
Respiratory	7.7	7.5	7.8	7.3
Other	18.1	27.6	18.5	28.7
Total	100.0%	100.0%	100.0%	100.0%
Admissions by major diagnosis
Neurological	21.6%	20.1%	22.0%	19.8%
Cancer	33.4	33.6	33.1	32.3
Cardio	15.3	13.2	14.6	12.5
Respiratory	9.6	9.1	9.8	9.4
Other	20.1	24.0	20.5	26.0
Total	100.0%	100.0%	100.0%	100.0%
Direct patient care margins (g)
Routine homecare	53.4%	52.3%	53.2%	52.1%
Inpatient	6.9	3.6	5.6	7.4
Continuous care	17.5	14.6	17.0	16.3
Homecare margin drivers (dollars per patient day)
Labor costs	$53.89	$55.04	$54.65	$56.09
Drug costs	7.26	7.55	7.25	7.56
Home medical equipment	6.76	6.56	6.69	6.70
Medical supplies	3.17	3.13	3.20	3.03
Inpatient margin drivers (dollars per patient day)
Labor costs	$337.30	$346.46	$343.50	$333.15
Continuous care margin drivers (dollars per patient day)
Labor costs	$581.00	$595.29	$587.40	$591.24
Bad debt expense as a percent of revenues	1.0%	0.8%	1.0%	0.8%
Accounts receivable --
Days of revenue outstanding- excluding unapplied Medicare payments	36.6	36.8	n.a.	n.a.
Days of revenue outstanding- including unapplied Medicare payments	24.4	20.5	n.a.	n.a.

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
FOOTNOTES TO FINANCIAL STATEMENTS
FOR THE THREE AND SIX MONTHS ENDED JUNE 30, 2014 AND 2013
(unaudited)

(a)	Included in the results of operations 2014 are the following significant credits/(charges) which may not be indicative of ongoing operations
	(in thousands):
		Three Months Ended June 30, 2014
		VITAS	Roto-Rooter	Corporate	Consolidated
	Selling, general and administrative expenses:
	Expenses related to OIG investigation	$(410)	$-	$-	$(410)
	Expenses related to litigation settlements	-	(32)	-	(32)
	Stock option expense	-	-	(1,144)	(1,144)
	Long-term incentive compensation	-	-	(613)	(613)
	Expenses related to securities litigation	-	-	(189)	(189)
	Interest expense:
	Additional interest expense resulting from the change in accounting for the conversion feature of the convertible notes	-	-	(1,130)	(1,130)
	Pretax impact on earnings	(410)	(32)	(3,076)	(3,518)
	Income tax benefit on the above	156	12	1,133	1,301
	After-tax impact on earnings	$(254)	$(20)	$(1,943)	$(2,217)

		Six Months Ended June 30, 2014
		VITAS	Roto-Rooter	Corporate	Consolidated
	Selling, general and administrative expenses:
	Expenses related to OIG investigation	$(1,158)	$-	$-	$(1,158)
	Expenses related to litigation settlements	(113)	(225)	-	(338)
	Acquisition expenses	(1)	-	-	(1)
	Stock option expense	-	-	(2,453)	(2,453)
	Long-term incentive compensation	-	-	(986)	(986)
	Expenses related to securities litigation	-	-	(189)	(189)
	Interest expense:
	Additional interest expense resulting from the change in accounting for the conversion feature of the convertible notes	-	-	(3,389)	(3,389)
	Pretax impact on earnings	(1,272)	(225)	(7,017)	(8,514)
	Income tax benefit on the above	483	88	2,587	3,158
	After-tax impact on earnings	$(789)	$(137)	$(4,430)	$(5,356)

(b)	Included in the results of operations for the three months ended June 30, 2013 are the following significant credits/(charges) which may not be indicative of ongoing operation (in thousands):

		Three Months Ended June 30, 2013
		VITAS	Roto-Rooter	Corporate	Consolidated
	Selling, general and administrative expenses:
	Expenses related to OIG investigation	$(996)	$-	$-	$(996)
	Acquisition expenses	(19)	(1)	-	(20)
	Expenses related to litigation settlements	-	(567)	-	(567)
	Stock option expense	-	-	(1,612)	(1,612)
	Long-term incentive compensation	-	-	(494)	(494)
	Expenses related to securities litigation	-	-	(1)	(1)
	Other operating expenses:
	Litigation settlement	-	(14,760)	-	(14,760)
	Interest expense:
	Additional interest expense resulting from the change in accounting for the conversion feature of the convertible notes	-	-	(2,132)	(2,132)
	Pretax impact on earnings	(1,015)	(15,328)	(4,239)	(20,582)
	Income tax benefit on the above	385	6,016	1,557	7,958
	After-tax impact on earnings	$(630)	$(9,312)	$(2,682)	$(12,624)

(c)	Included in the results of operations for the six months ended June 30, 2013 are the following significant credits/(charges) which may not be indicative of ongoing (in thousands):

		Six Months Ended June 30, 2013
		VITAS	Roto-Rooter	Corporate	Consolidated
	Selling, general and administrative expenses:
	Expenses related to OIG investigation	$(2,035)	$-	$-	$(2,035)
	Acquisition expenses	(20)	(1)	-	(21)
	Expenses related to litigation settlements	-	(708)	-	(708)
	Costs of severance arrangements	-	(302)	-	(302)
	Stock option expense	-	-	(3,103)	(3,103)
	Long-term incentive compensation	-	-	(1,106)	(1,106)
	Expenses related to securities litigation	-	-	(3)	(3)
	Other operating expenses:
	Litigation settlement	-	(14,760)	-	(14,760)
	Interest expense:
	Additional interest expense resulting from the change in accounting for the conversion feature of the convertible notes	-	-	(4,223)	(4,223)
	Loss on extinguishment of debt	-	-	(465)	(465)
	Pretax impact on earnings	(2,055)	(15,771)	(8,900)	(26,726)
	Income tax benefit on the above	781	6,189	3,270	10,240
	After-tax impact on earnings	$(1,274)	$(9,582)	$(5,630)	$(16,486)

(d)

Under Generally Accepted Accounting Principles ("GAAP"), the Roto-Rooter segment expenses all advertising, including the cost of telephone directories, immediately upon the initial release of the advertising. Telephone directories are generally in circulation 12 months. If a directory is in circulation for a time period greater or less than 12 months, the publisher adjusts the directory billing for the change in billing period. The timing of when a telephone directory is published can and does fluctuate significantly on a quarterly basis. This "direct expensing" results in significant fluctuations in quarterly advertising expense. In the second quarters of 2014 and 2013, GAAP advertising expense for Roto-Rooter totaled $6,087,000 and $6,094,000, respectively. If the expense of the telephone directories were spread over the periods they are in circulation, advertising expense for the second quarters of 2014 and 2013 would total $6,486,000 and $6,599,000, respectively.

Similarly, for the first six months of 2014 and 2013, GAAP advertising expense for Roto-Rooter totaled $12,602,000 and $11,798,000, respectively. If the expense of the telephone directories were spread over the periods they are in circulation, advertising expense for the first six months of 2014 and 2013 would total $13,742,000 and $12,772,000, respectively

(e)

Adjusted diluted average shares outstanding excludes the estimated dilutive impact of the convertible notes prior to conversion of these notes on May 15, 2014 (121,000 shares for the three months ended June 30, 2014 and 202,000 shares for the six months ended June 30, 2014) as this impact was entirely offset upon the exercise of the note hedges on May 15, 2014.

(f)

VITAS has nine large (greater than 450 ADC), 16 medium (greater than 200 but less than 450 ADC) and 27 small (less than 200 ADC) hospice programs. Of VITAS' 38 unique Medicare provider numbers, 33 provider numbers have a Medicare cap cushion of 10% or greater during the first nine months of the current cap year; two provider numbers have a Medicare cap cushion between 5% and 10%; and one provider number has a cap cushion between 0% and 5%. There are two program with a cap liability in the current cap year.

(g)	Amounts exclude indirect patient care and administrative costs, as well as Medicare Cap billing limitation.

CONTACT:
Chemed Corporation
David P. Williams, 513-762-6901